UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2005, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-3)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-120575) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $2,764,403,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-3 on March 30, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 25, 2005, as supplemented by the Prospectus Supplement dated March 24, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of March 1, 2005, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.  The “Certificates” consist of the following classes:  Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B, Class X, Class P and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of four pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,786,697,877 as of March 1, 2005.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of March 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, N.A., as Servicer.

99.4

Securitization Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.5

Subservicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Subservicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.9

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 22-590-4-3187), including (i) Terms and Conditions No. 71-70283 (2/05), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage dated March 25, 2005 among Lehman Brothers Inc., MGIC and the Trustee and (iii) Commitment Certificates covering $492,733,677.30 aggregate principal balance of insurable Mortgage Loans.

99.10

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy (No. 21046-0006-0) effective as of March 1, 2005, including (i) Terms and Conditions and (ii) Schedule Endorsement to Bulk Primary First Lien Master Policy effective as of March 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

     CORPORATION

By: /s/ Ellen V. Kiernan______________

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: March 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of March 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and U.S. Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of March 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services LLC, as Master Servicer and Servicer.

99.3

Securitization Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and JPMorgan Chase Bank, N.A., as Servicer.

99.4

Securitization Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.5

Subservicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, as Seller, Aurora Loan Services LLC, as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.7

Subservicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.8

Reconstituted Servicing Agreement dated as of March 1, 2005, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.9

The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 22-590-4-3187), including (i) Terms and Conditions No. 71-70283 (2/05), as modified by the Terms Letter for MGIC Mortgage Insurance Coverage dated March 25, 2005 among Lehman Brothers Inc., MGIC and the Trustee and (iii) Commitment Certificates covering $492,733,677.30 aggregate principal balance of insurable Mortgage Loans.

99.10

Primary Mortgage Insurance Co. (“PMI”) Bulk Primary First Lien Master Policy (No. 21046-0006-0) effective as of March 1, 2005, including (i) Terms and Conditions and (ii) Schedule Endorsement to Bulk Primary First Lien Master Policy effective as of March 1, 2005.